ALLIANCE
                             ----------------------
                                LIMITED MATURITY
                             ----------------------
                                   GOVERNMENT
                             ----------------------
                                      FUND

                                                               Annual Report
                                                               November 30, 1999

                                                       Alliance Capital[LOGO](R)

LETTER TO SHAREHOLDERS                 Alliance Limited Maturity Government Fund
================================================================================

January 21, 2000

Dear Shareholder:

This report provides our investment strategy, performance and outlook for the Alliance Limited Maturity Government Fund (the "Fund"), for the six-month period ended November 30, 1999. The Fund is designed for investors who seek high current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. government securities, including mortgage-related securities and repurchase agreements. The Fund confines maturities to 10 years or less, with durations not exceeding that of a 10-year Treasury note.

INVESTMENT RESULTS

The following table provides the investment results for the Alliance Limited Maturity Government Fund for the six- and twelve-month periods ended November 30, 1999. For comparison, we have included performance for the Lipper Intermediate U.S. Government Funds (IUG) Average, a universe of funds with investment objectives similar to that of the Alliance Limited Maturity Government Fund.

For the six-month period under review, your Fund outperformed the Lipper Intermediate U.S. Government Funds Average. The Fund's allocation to the mortgage sector enhanced performance during the period as rising interest rates dampened prepayment risk. The Fund's U.S. Treasury holdings, however, hurt the Fund's performance because that sector performed poorly in the rising rate environment. Overall, the Fund's shift toward mortgage-related securities allowed it to outperform the benchmark.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*

Periods Ended November 30, 1999

                             Total Returns
                        6 Months      12 Months
                     -------------  -------------
Alliance Limited
  Maturity
  Government Fund
  Class A                  0.47           -0.22
  Class B                  0.10           -1.04
  Class C                 -0.01           -1.15

Lipper Intermediate
  U.S. Government Funds
  Average                  0.30           -0.86

* The Fund's investment results are total returns for the periods and are based on the net asset values of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lipper Intermediate U.S. Government ("IUG") Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in securities issued by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years. For the six- and twelve-month periods ended November 30, 1999, the Lipper IUG Average consisted of 130 and 123 funds, respectively. An investor cannot invest directly in an average.

      Additional investment results appear on page 3.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Over the six-month period ended November 30, 1999, as interest rates rose, we increased our allocation within the mortgage- and asset-backed sectors while we decreased our allocation to the Treasury sector. Throughout the period, we also opportunistically utilized higher-yielding commercial mortgage-backed securities and London Interbank Offered Rate adjustable-rate mortgages. We expected these securities to have superior performance in a rising rate environment.

MARKET OVERVIEW

During the six-month period ended November 30, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. U.S. economic growth remained strong, while inflation and unemployment stayed low. The U.S. economy grew 1.9% in the second quarter and a robust 5.7% in the third quarter of 1999. With economic activity remaining strong and global liquidity concerns abating,

                                       Alliance Limited Maturity Government Fund
================================================================================

the U.S. Federal Reserve increased the Federal Funds rate three times during the reporting period, from 4.75% to 5.50%. These increases reversed the three interest rate cuts enacted late last year in response to the global liquidity crisis. During the period, the yield curve flattened as short-term rates increased more than long-term rates. Two-year Treasury yields increased from 5.40% to 6.01% and thirty-year Treasury yields increased from 5.82% to 6.29%.

In aggregate, the U.S. bond market as represented by the Lehman Brothers U.S. Aggregate Index, posted a modest return of +0.72%, for the six-month period ended November 30, 1999. Among the sectors of the U.S. bond market, the asset-backed sector recorded the strongest performance followed by mortgage-backed securities, while the corporate and high-yield sectors recorded the weakest performance. The asset-backed sector, in particular securities backed by home equity loans and manufactured housing, performed well over the period as a result of strong investor demand. While rising interest rates, uncertainty regarding future interest rate policy, large corporate debt issuance and Y2K uncertainty hurt corporate bond performance. The performance of the U.S. high-yield sector was dampened by the above factors as well as rising default rates and mutual fund outflows. The mortgage sector was the main beneficiary of the change in interest rate expectations. When interest rates rose, mortgage refinancing slowed and prepayment levels fell, making mortgage-backed securities more attractive.

OUTLOOK

The global economy continues to gather momentum. We expect the U.S. economy to remain strong with a 4.1% growth estimate for 2000. The risk of tighter monetary policy in the U.S. remains and we expect two more 25 basis-point tightenings by the middle of 2000. We also expect bond yields to continue to press higher and surpass our 6.50% center of gravity before falling back later in 2000 when the overall economy adjusts to the Fed tightenings. Later in the year, we see yields stabilizing and the yield curve flattening in the vicinity of 6.25%.

Given the strong demand within the intermediate-duration sector, our outlook remains constructive. Higher interest rates have led to diminishing supply and moderating prepayment speeds, which should favor our mortgage-related holdings. The Fund's focus will continue to be on the spread sectors of the intermediate bond market.

Thank you for your continued interest and investment in the Alliance Limited Maturity Government Fund. We look forward to reporting to you again in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Senior Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES      Alliance Limited Maturity Government Fund
================================================================================

Alliance Limited Maturity Government Fund is an open-end, diversified investment management company that seeks the highest level of current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. government securities, including mortgage-related securities and repurchase agreements related to U.S. government securities. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of November 30, 1999

            ----------------------------
                  CLASS A SHARES
            ----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    -0.22           -4.43
Five Years                   4.67            3.77
Since Inception*             4.42            3.83
SEC Yield**                                  4.98

            ----------------------------
                  CLASS B SHARES
            ----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    -1.04           -3.88
Five Years                   3.91            3.91
Since Inception* (a)         3.83            3.83
SEC Yield**                                  4.43

            ----------------------------
                  CLASS C SHARES
            ----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    -1.15           -2.09
Five Years                   3.90            3.90
Since Inception*             3.38            3.38
SEC Yield**                                  4.45

SEC Average Annual Total Returns as of the most recent quarter-end (December 31,
1999)

                   Class A     Class B    Class C
                  --------   ---------   ---------

1 Year              -5.11       -4.56      -2.69
5 Years              3.82        3.94       3.95
Since Inception*     3.75        3.75       3.29

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception: 6/1/92 Class A and Class B; 5/3/93 Class C.

**    SEC yield is for the 30 days ended November 30, 1999.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

                                       Alliance Limited Maturity Government Fund
================================================================================

ALLIANCE LIMITED MATURITY GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/92* TO 11/30/99

                                [GRAPHIC OMITTED]

  [The following information was depicted as a chart in the printed material.]


               Lipper Intermediate U.S. Government Funds Average:
                                    $14,752

               Alliance Limited Maturity Government Fund Class A:
                                    $13,206

This chart illustrates the total value of an assumed $10,000 investment in Alliance Limited Maturity Government Fund Class A shares (from 6/30/92 to 11/30/99). The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper Intermediate U.S. Government Funds Average is based on the performance of 40 funds (based on the number of funds in the average from 6/30/92 to 11/30/99) that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of five to ten years.

When comparing Alliance Limited Maturity Government Fund to the average shown above, you should note that the Lipper average includes fees and expenses.

--------------------------------------------------------------------------------
*     Closest month-end after the Fund's Class A share inception date of 6/1/92.

PORTFOLIO OF INVESTMENTS
November 30, 1999                      Alliance Limited Maturity Government Fund
================================================================================

                                  Principal
                                    Amount
                                     (000)           Value
--------------------------------------------------------------------------------
MORTGAGE-RELATED
   SECURITIES-58.3%
COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-27.2%
FIXED RATE-25.3%
Allied Capital Commercial
   Mortgage Trust
   Series 1998-1 Cl. A
   6.31%, 9/25/03 (a)............   $1,212         $ 1,191,615
Amresco Residential
   Securities
   Series 1998-3 Cl. A8
   5.94%, 3/25/15................    2,500           2,471,100
Delta Funding Home
   Equity Loan Trust
   Series 1999-2 Cl. A1F
   6.14%, 3/15/18................    2,711           2,698,104
Government Lease Trust
   Series 1999-C1A Cl. B1
   4.00%, 5/18/11 (a)............    2,450           1,786,981
Green Tree Home
   Improvement Loan Trust
   Series 1998-D Cl. A4
   6.25%, 8/15/29................    3,000           2,952,000
Honda Auto Lease Trust
   Series 1999-A Cl. A4
   6.45%, 9/16/02................    3,000           2,998,590
Providian Master Trust
   Series 1999-2 Cl. A
   6.60%, 4/16/07................    2,750           2,748,295
The Money Store
   Home Equity Loan Trust
   Series 1994-A Cl. A5
   6.73%, 6/15/24................    3,000           2,839,680
                                                   -----------
                                                    19,686,365
                                                   -----------
ADJUSTABLE RATE-1.9%
Prudential Home Mortgage
   Securities, Inc.
   Series 1993-56 Cl. A1
   7.63%, 1/25/24................      230             230,215
Sears Mortgage Securities Corp.
   Series 1992-18A Cl. A1
   7.46%, 9/25/22................    1,257           1,260,612
                                                   -----------
                                                     1,490,827
                                                   -----------
Total Collateralized
   Mortgage Obligations
   (cost $21,574,626)............                   21,177,192
                                                   -----------
FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION-24.5%
   6.50%, 3/01/29................    4,837           4,612,862
   7.00%, TBA....................    4,000           3,981,240
   7.50%, TBA....................    5,635           5,622,659
   7.50%, 8/1/14-11/1/14.........    3,983           4,023,234
   11.25%, 2/01/16...............      819             899,774
                                                   -----------
Total Federal National
   Mortgage Association
   (cost $19,328,981)............                   19,139,769
                                                   -----------
GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION-3.9%
   8.00%, 12/15/99
   (cost $3,020,564).............    2,955           3,003,019
                                                   -----------
STRIPPED MORTGAGE
   BACKED SECURITIES-1.7%
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl. X, I/O
   1.97%, 12/21/26
   (cost $1,522,497).............   17,990           1,349,234
                                                   -----------
FEDERAL HOME LOAN
   MORTGAGE CORP.-1.0%
   11.00%, 1/01/11-9/01/20
   (cost $852,245)...............      750             815,881
                                                   -----------
Total Mortgage-Related
   Securities
   (cost $46,298,913)............                   45,485,095
                                                   -----------

PORTFOLIO OF INVESTMENTS (continued)   Alliance Limited Maturity Government Fund
================================================================================

                                  Principal
                                    Amount
                                     (000)           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
   OBLIGATIONS-49.3%
U.S. TREASURY
   NOTES-42.6%
   4.875%, 3/31/01...............  $17,300         $17,062,125
   6.00%, 8/15/04-8/15/09 (b) ...   15,245          15,139,874
   6.125%, 12/31/01..............    1,000           1,002,030
                                                   -----------
                                                    33,204,029
                                                   -----------
U.S TREASURY
   BOND-6.7%
   11.875%, 11/15/03.............    4,350           5,187,375
                                                   -----------
Total U.S. Government
   Obligations
   (cost $39,553,367)............                   38,391,404
                                                   -----------
SHORT-TERM
   INVESTMENTS-27.7%
REPURCHASE
   AGREEMENTS-20.5%
Lehman Brothers, Inc.
   5.62%, dated 11/30/99,
   due 12/01/99 in the
   amount of $4,000,624,
   (cost $4,000,000;
   collateralized by
   $4,059,702 FHLMC
   7.00%, 12/15/26,
   value $4,080,001).............    4,000           4,000,000
Paine Webber, Inc.
   5.65%, dated 11/30/99,
   due 12/01/99 in the
   amount of $4,000,628,
   (cost $4,000,000;
   collateralized by
   $4,040,369 FHLMC
   6.95%, 03/01/27,
   value $4,000,000)............     4,000           4,000,000

                                 Contracts or
                                  Principal
                                    Amount
                                     (000)           Value
--------------------------------------------------------------------------------

Prudential-Bache Securities, Inc.
   5.62%, dated 11/30/99,
   due 12/01/99 in the
   amount of $4,000,624,
   (cost $4,000,000;
   collateralized by
   $4,000,624 FNMA
   9.00%, 10/01/25,
   value $4,088,106).............   $4,000         $ 4,000,000
State Street Bank & Trust Co.
   5.65%, dated 11/30/99,
   due 12/01/99 in the
   amount of $4,000,628,
   (cost $4,000,000;
   collateralized by
   $4,095,000 FHLB 5.25%,
   08/24/01, value
   $4,084,763) ..................    4,000           4,000,000
                                                   -----------
Total Repurchase
   Agreements
   (amortized cost
   $16,000,000)..................                   16,000,000
                                                   -----------
COMMERCIAL PAPER-7.2%
Thames Asset Global Security
   5.37%, 12/15/99
   (amortized cost
   $5,623,232)...................    5,635           5,623,232
                                                   -----------
Total Short-Term
   Investments
   (cost $21,623,232)............                   21,623,232
                                                   -----------
OPTIONS
   PURCHASED-0.0%
Eurodollar Futures
   expiring Dec '99
   @ $.058, 93.75% (c)
   (cost $2,755).................       19                 237
                                                   -----------

                                       Alliance Limited Maturity Government Fund
================================================================================

                                                     Value
--------------------------------------------------------------------------------

TOTAL INVESTMENTS-135.3%
   (cost $107,478,267)...........                 $105,499,968
Other assets less
   liabilities-(35.3%)...........                  (27,513,160)
                                                  ------------
NET ASSETS-100%..................                 $ 77,986,808
                                                  ============

--------------------------------------------------------------------------------
(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, these securities amounted to $2,978,596 or 3.8% of net assets.

(b) Securities, or portions thereof, with an aggregate market value of $15,599,723 have been segregated to collateralize reverse repurchase agreements.

(c)   One contract relates to 2,500 shares.

      Glossary of Terms:

      FHLB     - Federal Home Loan Bank.
      FHLMC    - Federal Home Loan Mortgage Corp.
      FNMA     - Federal National Mortgage Association.
      I/O      - Interest Only.
      TBA      - To Be Announced securities.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999                      Alliance Limited Maturity Government Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $107,478,267) ......................   $ 105,499,968
   Receivable for capital stock sold ............................................       1,508,377
   Interest receivable ..........................................................         687,633
   Receivable for initial margin deposit on futures contracts ...................          13,953
   Variation margin receivable on futures contracts .............................             700
                                                                                    -------------
   Total assets .................................................................     107,710,631
                                                                                    =============
LIABILITIES
   Due to custodian .............................................................          23,102
   Reverse repurchase agreements ................................................      15,430,894
   Payable for investment securities purchased ..................................      12,708,111
   Payable for capital stock redeemed ...........................................       1,219,614
   Dividends payable ............................................................          99,007
   Distribution fee payable .....................................................          49,824
   Advisory fee payable .........................................................          43,600
   Interest payable on reverse repurchase agreements ............................           6,154
   Accrued expenses and other liabilities .......................................         143,517
                                                                                    -------------
   Total liabilities ............................................................      29,723,823
                                                                                    -------------
NET ASSETS ......................................................................   $  77,986,808
                                                                                    =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ........................................................   $       8,652
   Additional paid-in capital ...................................................     102,541,858
   Distributions in excess of net investment income .............................         (99,007)
   Accumulated net realized loss on investments, options and futures transactions     (22,495,836)
   Net unrealized depreciation of investments, options and futures transactions .      (1,968,859)
                                                                                    -------------
                                                                                    $  77,986,808
                                                                                    =============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($27,272,210 / 3,025,194 shares of capital stock issued and outstanding) ...           $9.02
   Sales charge--4.25% of public offering price .................................             .40
                                                                                            -----
   Maximum offering price .......................................................           $9.42
                                                                                            =====
   Class B Shares
   Net asset value and offering price per share
     ($25,909,696 / 2,874,064 shares of capital stock issued and outstanding) ...           $9.02
                                                                                            =====
   Class C Shares
   Net asset value and offering price per share
     ($24,804,902 / 2,752,266 shares of capital stock issued and outstanding) ...           $9.01
                                                                                            =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1999           Alliance Limited Maturity Government Fund
================================================================================

INVESTMENT INCOME
   Interest .............................................                     $ 6,393,302
EXPENSES
   Advisory fee .........................................     $   572,236
   Distribution fee - Class A ...........................          89,652
   Distribution fee - Class B ...........................         312,750
   Distribution fee - Class C ...........................         268,771
   Transfer agency ......................................         152,941
   Administrative .......................................         130,601
   Custodian ............................................         104,310
   Audit and legal ......................................          89,121
   Registration .........................................          44,238
   Printing .............................................          39,053
   Directors' fees ......................................          23,338
   Miscellaneous ........................................          14,268
                                                              -----------
   Total expenses before interest .......................       1,841,279
   Interest expense .....................................         770,421
                                                              -----------
   Net expenses .........................................                       2,611,700
                                                                              -----------
   Net investment income ................................                       3,781,602
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions .........                      (3,122,027)
   Net realized loss on written options transactions ....                         (30,586)
   Net realized gain on futures transactions ............                          14,719
   Net change in unrealized appreciation/depreciation of:
     Investments ........................................                      (1,456,344)
     Futures transactions ...............................                           9,440
                                                                              -----------
   Net loss on investments ..............................                      (4,584,798)
                                                                              -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..............                     $  (803,196)
                                                                              ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS     Alliance Limited Maturity Government Fund
================================================================================

                                                                                  Year Ended          Year Ended
                                                                                  November 30,       November 30,
                                                                                     1999                1998
                                                                                 -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................................     $   3,781,602      $   3,517,530
   Net realized gain (loss) on investments, options and futures transactions        (3,137,894)         2,550,104
   Net change in unrealized appreciation/depreciation
     of investments and futures transactions ...............................        (1,446,904)          (802,731)
                                                                                 -------------      -------------
   Net increase (decrease) in net assets from operations ...................          (803,196)         5,264,903

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...............................................................        (1,394,955)        (1,077,771)
     Class B ...............................................................        (1,262,529)        (1,330,682)
     Class C ...............................................................        (1,086,889)        (1,109,077)
   Distributions in excess of net investment income
     Class A ...............................................................                -0-          (224,185)
     Class B ...............................................................                -0-          (276,414)
     Class C ...............................................................                -0-          (230,283)
   Tax return of capital
     Class A ...............................................................          (213,501)                -0-
     Class B ...............................................................          (193,233)                -0-
     Class C ...............................................................          (166,351)                -0-

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................................................       (20,538,632)        24,081,713
                                                                                 -------------      -------------
   Total increase (decrease) ...............................................       (25,659,286)        25,098,204

NET ASSETS
   Beginning of year .......................................................       103,646,094         78,547,890
                                                                                 -------------      -------------
   End of year .............................................................     $  77,986,808      $ 103,646,094
                                                                                 =============      =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended November 30, 1999           Alliance Limited Maturity Government Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
   Interest received ..........................................     $   6,765,023
   Interest expense paid ......................................          (770,421)
   Operating expenses paid ....................................        (1,933,286)
                                                                    -------------
   Net increase in cash from operating activities .............                         $  4,061,316

INVESTING ACTIVITIES:
   Proceeds from disposition of long-term portfolio investments       395,271,971
   Purchase of long-term portfolio investments ................      (356,677,920)
   Purchase of short-term portfolio investments, net ..........       (21,654,055)
   Initial margin deposit on open futures transactions ........           (13,953)
                                                                    -------------
   Net increase in cash from investing activities .............                           16,926,043

FINANCING ACTIVITIES*:
   Net decrease in reverse repurchase agreements ..............        (2,085,649)
   Net redemptions from capital stock transactions ............       (17,695,955)
   Cash dividends paid ........................................        (1,354,024)
   Cash overdraft .............................................            23,102
                                                                    -------------
   Net decrease in cash from financing activities .............                          (21,112,526)
                                                                                        ------------
   Net decrease in cash .......................................                             (125,167)
   Cash at beginning of year ..................................                              125,167
                                                                                        ------------
   Cash at end of year ........................................                         $         -0-
                                                                                        ============

----------------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations .......                         $   (803,196)

ADJUSTMENTS:
   Decrease in interest receivable ............................     $     425,426
   Net realized loss on investment transactions ...............         3,137,894
   Net change in unrealized depreciation of investments .......         1,446,904
   Accretion of bond discount .................................           (53,705)
   Decrease in accrued expenses ...............................           (92,007)
                                                                    -------------
   Total adjustments ..........................................                            4,864,512
                                                                                        ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES ................                         $  4,061,316
                                                                                        ============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1999                      Alliance Limited Maturity Government Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Limited Maturity Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share holders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally

                                       Alliance Limited Maturity Government Fund
================================================================================

accepted accounting principles. During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.
--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $130,601 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $103,144 for the year ended November 30, 1999.

For the year ended November 30, 1999, the Fund's expenses were reduced by $6,651 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $13,078 from the sales of Class A shares and $245, $120,824 and $15,719 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1999.

Brokerage Commissions paid on investment transactions for the year ended November 30, 1999 amounted to $1,240, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $601,265 and $3,425,729 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $23,361,499 and $15,377,153, respectively, for the year ended November 30, 1999. There were purchases of $346,024,532 and sales of $373,270,933 of U.S. government and government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $22,522 and gross

NOTES TO FINANCIAL STATEMENTS (cont.)  Alliance Limited Maturity Government Fund
================================================================================

unrealized depreciation of investments was $2,000,821 resulting in net unrealized depreciation of $1,978,299.

At November 30, 1999, the Fund had a net capital loss carryforward of $22,486,396 of which $9,645,920 expires in the year 2002, $7,728,928 expires in the year 2003, $1,668,167 expires in the year 2004, $250,987 expires in the year 2005 and $3,192,394 expires in the year 2007.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 1999, the Fund had outstanding futures contracts as follows:

                                                                                    Value at       Unrealized
                    Number of                      Expiration       Original      November 30,    Appreciation
      Type          Contracts       Position          Month           Value           1999      November 30, 1999
---------------  --------------  --------------  --------------  --------------- -------------  -----------------
   Eurodollar
     Futures           28             Short       December 1999     $6,584,715      $6,575,275        $9,440

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts at November 30, 1999.

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

                                       Alliance Limited Maturity Government Fund
================================================================================

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in written options for the year ended November 30, 1999 were as follows:

                                                          Number of
                                                          Contracts    Premiums
                                                          ---------    --------
Options oustanding at beginning of year ...........            -0-     $    -0-
Options written ...................................            41       56,068
Options terminated in closing purchase transactions           (41)     (56,068)
                                                          -------      -------
Options outstanding at November 30, 1999 ..........            -0-     $    -0-
                                                          =======      =======

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ----------------------------------        ----------------------------------
                                                    SHARES                                    AMOUNT
                                       ----------------------------------        ----------------------------------
                                          Year Ended          Year Ended           Year Ended           Year Ended
                                         November 30,        November 30,         November 30,         November 30,
                                             1999                1998                 1999                 1998
                                       -------------        -------------        -------------        -------------
Class A
Shares sold ....................          11,324,771           10,880,057        $ 106,114,644        $ 103,443,782
Shares issued in reinvestment of
   dividends and distributions .             113,310               84,454            1,047,732              802,978
Shares converted from Class B ..             660,301              906,354            6,136,167            8,638,581
Shares redeemed ................         (13,420,957)          (9,239,629)        (125,801,772)         (87,992,978)
                                       -------------        -------------        -------------        -------------
Net increase (decrease) ........          (1,322,575)           2,631,236        $ (12,503,229)       $  24,892,363
                                       =============        =============        =============        =============
Class B
Shares sold ....................           2,901,961            6,265,395        $  26,899,281        $  59,605,093
Shares issued in reinvestment of
   dividends and distributions .             108,767              107,647            1,007,191            1,022,249
Shares converted to Class A ....            (660,301)            (906,010)          (6,136,167)          (8,638,581)
Shares redeemed ................          (2,994,286)          (5,511,144)         (27,622,898)         (52,344,955)
                                       -------------        -------------        -------------        -------------
Net decrease ...................            (643,859)             (44,112)       $  (5,852,593)       $    (356,194)
                                       =============        =============        =============        =============

NOTES TO FINANCIAL STATEMENTS (cont.)  Alliance Limited Maturity Government Fund
================================================================================

                                       --------------------------------        --------------------------------
                                                    SHARES                                AMOUNT
                                       --------------------------------        --------------------------------
                                        Year Ended          Year Ended          Year Ended          Year Ended
                                       November 30,        November 30,        November 30,        November 30,
                                            1999               1998                1999                1998
                                       ------------        ------------        ------------        ------------
Class C
Shares sold ....................          3,106,178           1,687,166        $ 28,753,002        $ 16,129,568
Shares issued in reinvestment of
   dividends and distributions .            102,244             109,292             945,740           1,037,674
Shares redeemed ................         (3,447,618)         (1,850,396)        (31,881,552)        (17,621,698)
                                       ------------        ------------        ------------        ------------
Net decrease ...................           (239,196)            (53,938)       $ (2,182,810)       $   (454,456)
                                       ============        ============        ============        ============

--------------------------------------------------------------------------------

NOTE F: Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of November 30, 1999, the Fund had entered into the following reverse repurchase agreements:

      Amount             Broker             Interest Rate         Maturity
  --------------     ---------------       --------------     ---------------

     $2,769,019   Lehman Brothers, Inc.         5.50%         December 1, 1999
     $8,616,875   PaineWebber, Inc.             5.40%         December 6, 1999
     $4,045,000   Lehman Brothers, Inc.         5.40%         December 7, 1999

For the year ended November 30, 1999, the maximum amount of reverse repurchase agreements outstanding was $45,258,063, the average amount outstanding was approximately $20,125,984, and the daily weighted average interest rate was 3.78%.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1999.

FINANCIAL HIGHLIGHTS                   Alliance Limited Maturity Government Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         -----------------------------------------------------------
                                                                                   Class A
                                                         -----------------------------------------------------------
                                                                            Year Ended November 30,
                                                         -----------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                         -------      -------      -------      -------      -------
Net asset value, beginning of year ..................    $  9.54      $  9.44      $  9.45      $  9.52      $  9.51
                                                         -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ...........................        .43          .47          .51          .51          .52
Net realized and unrealized gain (loss) on investment
   transactions .....................................       (.45)         .17          .02         (.04)         .02
                                                         -------      -------      -------      -------      -------
Net increase (decrease) in net asset value from
   operations .......................................       (.02)         .64          .53          .47          .54
                                                         -------      -------      -------      -------      -------
Less: Dividends and Distributions
Dividends from net investment income ................       (.43)        (.47)        (.52)        (.51)        (.50)
Distributions in excess of net investment income ....         -0-        (.07)          -0-          -0-          -0-
Tax return of capital ...............................       (.07)          -0-        (.02)        (.03)        (.03)
                                                         -------      -------      -------      -------      -------
Total dividends and distributions ...................       (.50)        (.54)        (.54)        (.54)        (.53)
                                                         -------      -------      -------      -------      -------
Net asset value, end of year ........................    $  9.02      $  9.54      $  9.44      $  9.45      $  9.52
                                                         =======      =======      =======      =======      =======
Total Return
Total investment return based on net asset value (b)        (.22)%       6.94%        5.79%        5.11%        5.91%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............    $27,272      $41,493      $16,197      $16,248      $27,887
Ratio of expenses to average net assets .............       2.48%        3.27%        2.41%        2.22%        2.14%
Ratio of expenses to average net assets excluding
   interest expense .................................       1.62%        1.68%        1.65%        1.58%        1.41%
Ratio of net investment income to average net assets        4.75%        4.74%        5.52%        5.44%        5.53%
Portfolio turnover rate .............................        374%         500%         249%         159%         293%

--------------------------------------------------------------------------------
See footnote summary on page 19.

FINANCIAL HIGHLIGHTS (continued)       Alliance Limited Maturity Government Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                        -----------------------------------------------------------
                                                                                  Class B
                                                        -----------------------------------------------------------
                                                                           Year Ended November 30,
                                                        -----------------------------------------------------------
                                                          1999         1998         1997         1996         1995
                                                        -------      -------      -------      -------      -------
Net asset value, beginning of year ..................   $  9.55      $  9.44      $  9.45      $  9.52      $  9.52
                                                        -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ...........................       .37          .39          .45          .44          .46
Net realized and unrealized gain (loss) on investment
   transactions .....................................      (.47)         .19          .01         (.04)         .01
                                                        -------      -------      -------      -------      -------
Net increase (decrease) in net asset value from
   operations .......................................      (.10)         .58          .46          .40          .47
                                                        -------      -------      -------      -------      -------
Less: Dividends and Distributions
Dividends from net investment income ................      (.37)        (.39)        (.45)        (.44)        (.44)
Distributions in excess of net investment income ....        -0-        (.08)          -0-          -0-          -0-
Tax return of capital ...............................      (.06)          -0-        (.02)        (.03)        (.03)
                                                        -------      -------      -------      -------      -------
Total dividends and distributions ...................      (.43)        (.47)        (.47)        (.47)        (.47)
                                                        -------      -------      -------      -------      -------
Net asset value, end of year ........................   $  9.02      $  9.55      $  9.44      $  9.45      $  9.52
                                                        =======      =======      =======      =======      =======
Total Return
Total investment return based on net asset value (b)      (1.04)%       6.30%        5.04%        4.36%        5.05%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............   $25,910      $33,591      $33,613      $50,386      $84,362
Ratio of expenses to average net assets .............      3.23%        3.84%        3.14%        2.94%        2.85%
Ratio of expenses to average net assets excluding
   interest expense .................................      2.34%        2.39%        2.39%        2.30%        2.11%
Ratio of net investment income to average net assets       4.06%        4.10%        4.80%        4.73%        4.83%
Portfolio turnover rate .............................       374%         500%         249%         159%         293%

--------------------------------------------------------------------------------
See footnote summary on page 19.

                                       Alliance Limited Maturity Government Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         -----------------------------------------------------------
                                                                                   Class C
                                                         -----------------------------------------------------------
                                                                           Year Ended November 30,
                                                         -----------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                         -------      -------      -------      -------      -------
Net asset value, beginning of year ..................    $  9.55      $  9.44      $  9.45      $  9.52      $  9.52
                                                         -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ...........................        .38          .39          .45          .45          .46
Net realized and unrealized gain (loss) on investment
   transactions .....................................       (.49)         .19          .01         (.05)         .01
                                                         -------      -------      -------      -------      -------
Net increase (decrease) in net asset value from
   operations .......................................       (.11)         .58          .46          .40          .47
                                                         -------      -------      -------      -------      -------
Less: Dividends and Distributions
Dividends from net investment income ................       (.38)        (.39)        (.45)        (.45)        (.44)
Distributions in excess of net investment income ....         -0-        (.08)          -0-          -0-          -0-
Tax return of capital ...............................       (.05)          -0-        (.02)        (.02)        (.03)
                                                         -------      -------      -------      -------      -------
Total dividends and distributions ...................       (.43)        (.47)        (.47)        (.47)        (.47)
                                                         -------      -------      -------      -------      -------
Net asset value, end of year ........................    $  9.01      $  9.55      $  9.44      $  9.45      $  9.52
                                                         =======      =======      =======      =======      =======
Total Return
Total investment return based on net asset value (b)       (1.15)%       6.30%        5.05%        4.38%        5.06%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .............    $24,805      $28,562      $28,738      $43,457      $68,459
Ratio of expenses to average net assets .............       3.21%        3.84%        3.13%        2.92%        2.85%
Ratio of expenses to average net assets excluding
   interest expense .................................       2.33%        2.38%        2.37%        2.29%        2.10%
Ratio of net investment income to average net assets        4.06%        4.11%        4.82%        4.75%        4.84%
Portfolio turnover rate .............................        374%         500%         249%         159%         293%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                   Alliance Limited Maturity Government Fund
================================================================================

To the Shareholders and Board of Directors
Alliance Limited Maturity Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Limited Maturity Government Fund, Inc., including the portfolio of investments, as of November 30, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Limited Maturity Government Fund, Inc. at November 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP

New York, New York
January 14, 2000

                                       Alliance Limited Maturity Government Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income

Alliance Bond Fund
     U.S. Government Portfolio
     Corporate Bond Portfolio
     Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income

Alliance Municipal Income Fund
     California Portfolio
     Insured California Portfolio
     Insured National Portfolio
     National Portfolio
     New York Portfolio
Alliance Municipal Income Fund II
     Arizona Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio

Money Market

AFD Exchange Reserves

Growth

The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

Growth & Income

Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth

Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

International

Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional

Premier Growth
Quasar
Real Estate Investment

Closed-End Funds

Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund The
Spain Fund
The Southern Africa Fund

Cash Management Services

Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
     Prime Portfolio
     Government Portfolio
     Tax-Free Portfolio
     Treasury Portfolio
     Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
     California Portfolio
     Connecticut Portfolio
     Florida Portfolio
     General Portfolio
     Massachusetts Portfolio
     New Jersey Portfolio
     New York Portfolio
     Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
     Prime Portfolio
     General Municipal Portfolio
     Government Portfolio


22
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                                                                ---------------
Alliance Limited Maturity Government Fund                          BULK RATE
1345 Avenue of the Americas                                      U.S. POSTAGE
New York, NY 10105                                                   PAID
(800) 221-5672                                                   New York, NY
                                                                Permit No. 7131
                                                                ---------------

Alliance Capital[LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

LMGAR1199